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Exhibit 10.9

FIFTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Fifth Amendment to Loan and Security Agreement is entered into as of December 16, 2003 by and between COMERICA BANK ("Bank") and SPY OPTIC, INC., a California corporation ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 5, 2001, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of July 17, 2002, that certain Second Amendment to Loan and Security Agreement dated as of March 21, 2003, that certain Third Amendment to Loan and Security Agreement dated as of August 14, 2003, and that certain Fourth Amendment to Loan and Security Agreement dated as of November 26, 2003 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

          1.     The following defined term in Exhibit A to the Agreement hereby is amended to read as follows:

      "Facility B Maturity Date" means June 5, 2005.

          2.     Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

          3.     Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          4.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          5.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a)   this Amendment, duly executed by Borrower;

            (b)   Corporate Resolutions to Borrow;

            (c)   an amount equal to all Bank Expenses incurred to date, which may be debited from any of Borrower's accounts with Bank; and

            (d)   such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Balance of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SPY OPTIC, INC.
By:	/s/ MICHAEL C. BROWER Michael C. Brower
Title:	CFO
COMERICA BANK
By:	/s/ [ILLEGIBLE]
Title:	VP Western Division

[Signature Page to Fifth Amendment to Loan and Security Agreement]

QuickLinks

  Exhibit 10.9
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS